EXHIBIT 10.1
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Dated as of: October 27, 2010
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott

Re:	Amendment No. 2 to Second Amended and Restated Revolving Credit Agreement
Ladies and Gentlemen:
We refer to the Second Amended and Restated Revolving Credit Agreement dated as of December 29, 2009 (as amended by Amendment No. 1 dated May 14, 2010 and as further modified by the Commitment Increase Agreement, dated June 1, 2010, and as in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership, and certain of its Wholly-owned Subsidiaries (collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”) and certain other parties. Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
We have requested the Lenders (i) to make certain amendments to the Credit Agreement, including that the covenant relating to Restrictions on Indebtedness be amended to permit the Borrowers to incur unsecured Indebtedness subject to certain conditions and (ii) to provide certain consents under the Credit Agreement, including that the Borrowers be permitted to make a minority investment, as more fully described in Annex 1 (the “950 F Street Investment”), and you have advised us that the Lenders are prepared and would be pleased to make the amendments and provide the consents so requested by us on the condition that we join in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective as of October 27, 2010 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article III of this Amendment, the Credit Agreement is amended in each of the following respects:
(a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.
(b) Clause (iii) of the proviso contained in Section 9.1(f) of the Credit Agreement is amended to read in its entirety as follows:
“(iii) such Indebtedness, in the aggregate, does not exceed forty percent (40%) of Consolidated Gross Asset Value (it being acknowledged, for the avoidance of doubt, that the outstanding Indebtedness under the 2007 Term Loan and the 2008 Term Loan shall count against the fifteen percent (15%) basket referred to in clause (i) above)”
(c) Section 9.1 of the Credit Agreement is further amended (x) by inserting a new clause (i) immediately following clause (h) thereof (and by deleting the word “and” at the end of clause (g) and inserting “; and” at the end of clause (h) in place of the period) and (y) by inserting the following sentence after such new clause (i):
“(i) unsecured Indebtedness of the Borrower (including subsidiary guarantees by any Subsidiary of FPLP) and unsecured guarantees by the Trust with respect to such unsecured Indebtedness, provided that (i) such Indebtedness shall at all times remain unsecured in all respects (including, for the avoidance of doubt, that the Equity Interests of FPLP or any other Borrower shall not be pledged as security for any such Indebtedness), (ii) both before and immediately after giving effect to any such unsecured Indebtedness, no Default or Event of Default has occurred or is continuing, (iii) prior to incurring any such unsecured Indebtedness, the Borrower has provided the Agent with a certificate in the form of Exhibit C-2 evidencing compliance with each of the financial covenants set forth in §10 of the Credit Agreement on a pro forma basis immediately after giving effect to such unsecured Indebtedness, and (iv) such unsecured Indebtedness shall not be in the nature of a revolving credit facility.
For the avoidance of doubt, the 2007 Term Loan and the 2008 Term Loan are also permitted Indebtedness under this §9.1.”

(d) Section 9.2(ix) of the Credit Agreement is amended by inserting the following new parenthetical at the end thereof (before the period): “(other than the unsecured Indebtedness permitted under clause (i) of §9.1)”.
ARTICLE II
CONSENT TO 950 F STREET INVESTMENT
As more particularly described in Annex 1 attached hereto, FPLP, through a Subsidiary, intends to aquire a preferred equity interest in Jemal LLC (as defined in Annex 1). Jemal LLC is the sole managing member of a special purpose limited liability company (“SPE”) that owns the office building located at 950 F Street, NW, Washington, DC (the “F Street Office Building”). The 950 F Street Investment will be made substantially on the terms outlined by the Borrowers in Annex 1. In addition, the 950 F Street Investment will, in accordance with GAAP, be treated as Indebtedness by the Borrowers, and accordingly, the Borrowers have requested that for purposes of the Credit Agreement, including the financial covenants and related definitions contained therein, the 950 F Street Investment be treated as an acquisition of Indebtedness and accounted for at its cost basis (similar to the treatment of an acquisition of a Mortgage Note) and not be treated as an Investment in a Partially-Owned Entity (the “Cost Basis Treatment”).
The Borrowers have requested that the Lenders consent to (i) the 950 F Street Investment for purposes of the Credit Agreement, including Section 9.3 thereof, (ii) the Cost Basis Treatment for the 950 F Street Investment and (iii) the use of proceeds of the Loans in order to make the 950 F Street Investment.
The Lenders hereby consent to (x) the 950 F Street Investment, (y) the Cost Basis Treatment for the 950 F Street Investment and (z) the use of proceeds of the Loans to make the 950 F Street Investment, subject in each case to the following conditions: (i) at the time of the 950 F Street Investment and after giving effect thereto (and after giving effect to this consent), no Default or Event of Default shall have occurred or be continuing, (ii) the F Street Office Building shall at all times be a Permitted Property, (iii) the 950 F Street Investment be made on terms substantially consistent with the terms outlined in Annex 1, (iv) the Cost Basis Treatment for the 950 F Street Investment is permitted under GAAP, (v) after giving effect to the Cost Basis Treatment for the 950 F Street Investment, the Borrowers are in compliance with Section 9.3(h) of the Credit Agreement (it being agreed that, for so long as it remains outstanding, the 950 F Street Investment shall be deemed to be a “Mortgage Note” for purposes of determining compliance with Section 9.3(h) of the Credit Agreement), (vi) any Indebtedness to which the F Street Office Building, the SPE or Jemal LLC is subject is and remains Without Recourse to FPLP or any of its Subsidiaries and neither FPLP nor any of its Subsidiaries pledges any of its respective assets or properties in support of any such Indebtedness, and (vii) FPLP delivering to the Agent, at its request, copies of each of the agreements and documents evidencing the 950 F Street Investment and the transactions relating thereto (including, without limitation, operating agreements and loan documents of the SPE).

ARTICLE III
CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT
The Lenders’ agreement herein to amend the Credit Agreement and provide the consents hereunder as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
(a) Each of the Borrowers shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lenders;
(b) The Guarantor shall have acknowledged and consented to the provisions of this Amendment;
(c) The Agent and the Required Lenders shall have executed this Amendment;
(d) The representations and warranties of the Borrowers set forth herein shall be true and correct;
(e) The Borrower shall have furnished to the Agent and the Lenders a pro forma Compliance Certificate evidencing compliance with the covenants set forth in Section 10 of the Credit Agreement after giving effect to the 950 F Street Investment and the unsecured private placement indebtedness currently contemplated by the Borrowers; and
(f) The Agent shall have received such other documentation and information as it may reasonably request regarding the 950 F Street Investment, all of which shall be in form and substance satisfactory to the Agent.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Each of the Borrowers and the Guarantor hereby represents and warrants to you as follows:
(a) Representations and Warranties. Each of the representations and warranties made by the Borrowers and the Guarantor, as applicable, to the Agent and the Lenders in this Amendment, the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrowers and the Guarantor on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date. The Borrowers hereby represent and warrant that the description of the 950 F Street Investment made herein and in Annex 1 provided by the Borrowers is accurate in all material respects as of the date hereof.

(b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.
(c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by each of the Borrowers and the Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and the Guarantor contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with their respective terms.
(d) No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
ARTICLE V
MISCELLANEOUS
This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrowers and the Guarantor hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours, FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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1400 CAVALIER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1441 CROSSWAYS BLVD., LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP ASHBURN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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AIRPARK PLACE, LLC
By:	Airpark Place Holdings LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP AMMENDALE COMMERCE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

AQUIA TWO, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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CROSSWAYS II LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FPR HOLDINGS LIMITED PARTNERSHIP
By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DAVIS DRIVE LOT 5, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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FP PROPERTIES, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PROPERTIES II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP DIAMOND HILL, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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FP CAMPOSTELLA ROAD, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GATEWAY HAMPTON ROADS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY 270, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

GATEWAY MANASSAS II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 2550 ELLSMERE AVENUE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY WEST II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP GOLDENROD LANE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GREENBRIER CIRCLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GTC I SECOND LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP HANOVER AB, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

HERNDON CORPORATE CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

LINDEN II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

LUCAS WAY HAMPTON, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL V, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PATRICK CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP PINE GLEN, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

RESTON BUSINESS CAMPUS, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP RIVERS BEND, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP 500 & 600 HP WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP 1408 STEPHANIE WAY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP STERLING PARK 6, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK 7, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP STERLING PARK LAND, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

VIRGINIA CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP WEST PARK, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP CRONRIDGE DRIVE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD BUSINESS CENTER, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GIRARD PLACE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

TECHCOURT, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP PARK CENTRAL I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP TRIANGLE, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
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[Consent to Amendment No. 2 to Second Amended and Restated Revolving Credit
Agreement]
CONSENT OF GUARANTOR
FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of December 29, 2009 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and Consent and the Credit Agreement and the other Loan Documents as amended and supplemented hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President and
Chief Financial Officer

ACCEPTED AND AGREED AS
OF THE 27 DAY OF
OCTOBER, 2010:

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swingline Lender, and as Administrative Agent
By:	/s/ John C. Scott
	Name:	John C. Scott
	Title:	Vice President
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WELLS FARGO NATIONAL ASSOCIATION, as a Lender
By:	/s/ Richard J. Vanderhyde
	Name:	Richard J. Vanderhyde
	Title:	Vice President
(Signatures continue on next page)

WACHOVIA BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Richard J. Vanderhyde
	Name:	Richard J. Vanderhyde
	Title:	Vice President
(Signatures continue on next page)

BANK OF MONTREAL, as a Lender
By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Director
(Signatures continue on next page)

PNC BANK, NATIONAL ASSOCIATION as Lender
By:	/s/ Benjamin Adams
	Name:	Benjamin Adams
	Title:	Vice President
(Signatures continue on next page)

CAPITAL ONE, N.A., (Sucessor by merger to Chevy Chase Bank) as a Lender
By:	/s/ Frederick H. Denecke
	Name:	Frederick H. Denecke
	Title:	Vice President
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U.S. BANK NATIONAL ASSOCIATION as Lender
By:
Name:
Title:
(Signatures continue on next page)

TD BANK, N.A. as Lender
By:	/s/ Mauricio Duran
	Name:	Mauricio Duran
	Title:	Vice President

ANNEX 1
FPLP, through a subsidiary, is proposing to make a preferred equity investment in a single purpose entity limited liability company owned by Douglas Jemal (the “Jemal LLC”) and certain of his relatives and affiliates. The Jemal LLC is the sole and managing member of an single purpose entity limited liability company (the “Property Owner LLC”) that owns an office building located at 950 F Street, NW, Washington, DC. The amount of the proposed investment is twenty-five million dollars ($25,000,000), and FPLP will be entitled to a preferred return of 12.5% per annum (17.5% in the event of a default or after seven years). The Jemal LLC must also maintain a cash reserve account in an amount equal to 6 monthly payments of the preferred return. The preferred interest is redeemable by the Jemal LLC at any time after the third anniversary of issuance. Prior to that time, the preferred interest may only be redeemed upon a sale of the property with the consent of FPLP and with the payment of a make-whole premium. The preferred interest will become redeemable at the option of FPLP beginning in 2018. In the event that the Property Owner LLC defaults in the payment of any preferred return or if the Property Owner LLC defaults on its mortgage loan in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000), FPLP will have the right to cause the Jemal LLC to redeem the common equity at 80% of fair market value, at which time FPLP will become the sole member of the Jemal LLC. FPLP as preferred member also will have customary major decision veto rights.

EXHIBIT C-2
COMPLIANCE CERTIFICATE
Reference is hereby made to that certain Second Amended and Restated Revolving Credit Agreement dated as of December 29, 2009, among First Potomac Realty Investment Limited Partnership (the “FPLP”) and certain other borrowers (collectively, the “Borrowers”), First Potomac Realty Trust (“Guarantor”), KeyBank National Association, individually and as Administrative Agent, and certain other parties (as the same may now or hereafter be amended from time to time, the “Credit Agreement”). Unless otherwise defined herein, the terms used in this Compliance Certificate and Schedule 1 hereto have the meanings ascribed to such terms in the Credit Agreement.
This Compliance Certificate is submitted pursuant to the following sections of the Credit Agreement:
•	Section 8.4(e) (accompanying financial statements)

•	Section 8.13(a) (in connection with Removal of Eligible Unencumbered Property)

•	Section 8.13(c) (in connection with the addition of Real Estate Asset to Unencumbered Pool)

•	Section 9.4(b) (in connection with Sales or Indebtedness Liens)

•	Section 14.1 (in connection with default cure)
The undersigned HEREBY CERTIFIES THAT:
I am the chief financial officer or accounting officer of the Borrower, and I am authorized by each such entity to execute and deliver this Compliance Certificate on its behalf.
All of the real property comprising “Eligible Unencumbered Properties” within the meaning of Section 1.1 of the Credit Agreement is listed on Annex 1 to Schedule 1 attached hereto. The status of each property listed on Annex 1 has been reviewed by me and/or by employees or agents under my immediate supervision. Based upon such review, I hereby certify that each property listed on Annex 1:
(a)	is a Permitted Property;
(b)	is free and clear of any Lien, other than Liens specially permitted to exist pursuant to Section 9.2 of the Credit Agreement;
(c)	is not the subject of a Disqualifying Environmental Event or Disqualifying Structural Event; and
(d)	is wholly-owned in fee simple by the Borrower.

Accompanying this Compliance Certificate are consolidated financial statements of the Guarantor, the Borrower and their respective Subsidiaries for the fiscal [year] [quarter] ended _____ __ 200___ (the “Financial Statements”) prepared in accordance with GAAP (subject, in the case of financial statements relating to the first three fiscal quarters, to year-end adjustments none of which will be materially adverse, and to the absence of footnotes). The Financial Statements present fairly the financial position of the Guarantor, the Borrowers and their respective Subsidiaries as of the date thereof and the results of operations of the Guarantor, the Borrowers and their respective Subsidiaries for the period covered thereby. The foregoing is also delivered herewith for FPLP on a consolidated basis.
Schedule 1 hereto sets forth data and computations evidencing compliance with Availability (separate certificate attached) and with the covenants contained in Section 10 of the Credit Agreement and certain other calculations (the “Financial Covenants; Covenants Regarding Eligible Unencumbered Property”) as of the relevant date of determination (the “Determination Date”), all of which data and computations are true, complete and correct.
The activities of the Guarantor, the Borrowers and their respective Subsidiaries during the period covered by the data and computations set forth in Schedule 1 have been reviewed by me and/or by employees or agents under my immediate supervision. Based upon such review, during such period, and as of the date of this Certificate, no Default or Event of Default has occurred and is continuing, except as specifically disclosed herein or as has been previously disclosed in writing to the Administrative Agent.
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IN WITNESS WHEREOF, the undersigned has affixed his signature below this _____ day of _____, 200_____.

FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, for itself and as agent for each other Borrower

By:	First Potomac Realty Trust, its sole general partner

By:

Barry Bass
Senior Vice President and
Chief Financial Officer